UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

PRESIDIO PROPERTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Presidio Property Trust, Inc.

4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2023

DATE OF ANNUAL MEETING: JUNE 1, 2023

MEETING TYPE: ANNUAL MEETING OF STOCKHOLDERS OF PRESIDIO PROPERTY TRUST, INC.

TIME: 8:30 AM, PACIFIC TIME

LOCATION:	TO BE HELD AS A LIVE, AUDIO-ONLY CONFERENCE CALL, ACCESSIBLE BY CALLING 1-877-407-3088 (TOLL FREE) OR +1 877-407-3088 (INTERNATIONAL)

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING COMPANY’S PROXY STATEMENT AND FORM 10-K) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.presidiopt.vote. To submit your proxy while visiting this site, you will need the control ID in the box above.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.presidiopt.vote
Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM, EASTERN TIME, ON May 31, 2023.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE mAY 18, 2023.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
CALL TOLL FREE	SEND THIS CARD TO	www.presidiopt.vote	proxy@equitystock.com
1-855-557-4647	1-646-201-9006	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

iMPORTANT NOTE: If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com, ATTN: Shareholder services.

Voting items

The board of directors recommends that you vote “for” PROPOSALS 1, 2, 3, 4 AND 5.

1.	To elect six (6) members to serve on our Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualify:

2.	To consider and vote upon the ratification of the appointment of Baker Tilly US, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To consider and vote upon an amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of Directors;

4.	To consider and vote upon an amendment and restatement of the Company’s 2017 Incentive Award Plan to (i) increase the number of shares available for issuance thereunder to 3,500,000 from 2,500,000 shares of common stock and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available to 15% of the Company’s outstanding shares of common stock, if on such date 3,500,000 as adjusted for any reverse splits is less than 15% of the Company’s then-outstanding shares.

5.	To consider and vote upon an amendment to the Company’s Bylaws to set the minimum number of directors at four.

Note: To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 31, 2023, AS THE RECORD DATE. Only holders of the company’s common stock as of the close of business on MARCH 31, 2023, are entitled to notice of and to vote at THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

YOUR VOTE IS IMPORTANT!